Exhibit 10(i)A(18)

AMENDMENT #3 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT, dated as of September 29, 2005 (this “Amendment”), is entered into by and among (a) Acuity Enterprise, inc., a Delaware corporation, and Acuity Unlimited, Inc., a Delaware corporation, as Borrowers, (b) Acuity Specialty Products Group, Inc., a Delaware corporation, and Acuity Lighting Group, Inc., a Delaware corporation, as initial Servicers, (c) Blue Ridge Asset Funding Corporation, a Delaware corporation, and (d) Wachovia Bank, National Association, individually and as agent (in such agency capacity, together with its successors and assigns in such capacity, the “Agent”), and pertains to the credit and security agreement dated as of september 2, 2003 among the parties hereto, as amended (the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned thereto in the Existing Agreement.

PRELIMINARY STATEMENT

Each of the parties desires to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The following definition in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

“Amortization Date” means the earliest to occur of (i) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Loan Party, (ii) the Business Day specified in a written notice from the Agent following the occurrence and during the continuation of any other Amortization Event, (iii) the date which is 10 Business Days after the Agent’s receipt of written notice from a Borrower that it wishes to terminate the facility evidenced by this Agreement, and (iv) September 28, 2006.

2. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received (a) counterparts hereof duly executed by each of the parties hereto, and (b) a fully-earned and non-refundable renewal fee of $10,000 in immediately available funds.

3. Scope of Amendment. Except as expressly amended hereby, the Existing Agreement remains in full force and effect in accordance with its terms, and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Existing Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

5. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

ACUITY ENTERPRISE, INC.

By:	/s/ VERNON J. NAGEL
Name:	Vernon J. Nagel
Title:	Chairman of the Board and Chief Executive Officer

ACUITY UNLIMITED, INC.

By:	/s/ VERNON J. NAGEL
Name:	Vernon J. Nagel
Title:	Chairman of the Board and Chief Executive Officer

ACUITY LIGHTING GROUP, INC., AS A SERVICER

By:	/s/ VERNON J. NAGEL
Name:	Vernon J. Nagel
Title:	Chairman of the Board

ACUITY SPECIALTY PRODUCTS GROUP, INC., AS A SERVICER

By:	/s/ VERNON J. NAGEL
Name:	Vernon J. Nagel
Title:	Chairman of the Board

BLUE RIDGE ASSET FUNDING CORPORATION
BY:	WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ DOUGLAS R. WILSON, SR.
Name:	Douglas R. Wilson, SR.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Liquidity Bank and as Agent

By:	/s/ CECIL NOBLE
Name:	Cecil Noble
Title:	Vice President

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